FISHER SCIENTIFIC INTERNATIONAL INC.

                  COMMON STOCK WARRANT ACQUISITION AGREEMENT









Dated as of January 21, 1998


                              TABLE OF CONTENTS

                                                                         Page
                                                                         ----

PARTIES . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . 4

1.   DEFINITIONS  . . . . . . . . . . . . . . . . . . . . . . . . . . . . . 1

2.   ORIGINAL ISSUE OF WARRANTS . . . . . . . . . . . . . . . . . . . . . . 2
     2.1.      Form of Warrant Certificates . . . . . . . . . . . . . . . . 2
     2.2. Execution and Delivery of Warrant Certificates  . . . . . . . . . 2

3.   EXERCISE PRICE; EXERCISE OF WARRANTS; COMPLIANCE WITH THE
     SECURITIES ACT . . . . . . . . . . . . . . . . . . . . . . . . . . . . 2
     3.1.      Exercise Price . . . . . . . . . . . . . . . . . . . . . . . 2
     3.2.      Exercise of Warrants . . . . . . . . . . . . . . . . . . . . 3
     3.3.      Expiration of Warrants . . . . . . . . . . . . . . . . . . . 3
     3.4.      Method of Exercise . . . . . . . . . . . . . . . . . . . . . 3

4.   REPRESENTATIONS, WARRANTIES AND AGREEMENTS OF THE
     INVESTORS. . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . 4
     4.1       Organization, Authority.   . . . . . . . . . . . . . . . . . 4
     4.2       Enforceability.  . . . . . . . . . . . . . . . . . . . . . . 4
     4.3  Non-Contravention.  . . . . . . . . . . . . . . . . . . . . . . . 4
     4.4       Consents, Approvals and Notices. . . . . . . . . . . . . . . 5
     4.5  Litigation.   . . . . . . . . . . . . . . . . . . . . . . . . . . 5
     4.6  Investment Representations.   . . . . . . . . . . . . . . . . . . 5
     4.7  Brokers . . . . . . . . . . . . . . . . . . . . . . . . . . . . . 8

5.   REPRESENTATIONS AND WARRANTIES OF THE COMPANY. . . . . . . . . . . . . 8
     5.1  Organization and Standing.  . . . . . . . . . . . . . . . . . . . 8
     5.2       Capitalization.  . . . . . . . . . . . . . . . . . . . . . . 8
     5.3       Authorization. . . . . . . . . . . . . . . . . . . . . . . . 8
     5.4       Securities Act.  . . . . . . . . . . . . . . . . . . . . . . 9
     5.5  Non-Contravention.  . . . . . . . . . . . . . . . . . . . . . . . 9
     5.6       Consents, Approvals and Notices. . . . . . . . . . . . . . . 9
     5.7  Litigation. . . . . . . . . . . . . . . . . . . . . . . . . . . . 9

6.   RIGHTS OF HOLDERS. . . . . . . . . . . . . . . . . . . . . . . . . . . 9

7.   ADJUSTMENTS  . . . . . . . . . . . . . . . . . . . . . . . . . . . . . 9
     7.1.      Stock Dividend and Distributions; Stock Splits; Reverse Stock
          Splits; Reclassifications . . . . . . . . . . . . . . . . . . . . 9
     7.2       Other Dilutive Events. . . . . . . . . . . . . . . . . . .  10
     7.3. Notice of Adjustment  . . . . . . . . . . . . . . . . . . . . .  10


     7.4. Statement on Warrants . . . . . . . . . . . . . . . . . . . . .  10
     7.5. Fractional Interest . . . . . . . . . . . . . . . . . . . . . .  10

8.     WARRANT TRANSFER BOOKS . . . . . . . . . . . . . . . . . . . . . .  11

9.   WARRANT HOLDERS  . . . . . . . . . . . . . . . . . . . . . . . . . .  11
     9.1.      No Voting Rights . . . . . . . . . . . . . . . . . . . . .  11
     9.2. Right of Action . . . . . . . . . . . . . . . . . . . . . . . .  11
10.  COVENANTS . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . 12
     10.1.      Reservation of Shares . . . . . . . . . . . . . . . . . .  12
     10.2.      Determinations by Board of Directors  . . . . . . . . . .  12

11.  MISCELLANEOUS  . . . . . . . . . . . . . . . . . . . . . . . . . . .  12
     11.1.     Payment of Taxes . . . . . . . . . . . . . . . . . . . . .  12
     11.2.     Surrender of Certificates  . . . . . . . . . . . . . . . .  12
     11.3.     Mutilated, Destroyed, Lost and Stolen Warrant Certificates  12
     11.4 Notices.  . . . . . . . . . . . . . . . . . . . . . . . . . . .  13
     11.5.     Applicable Law . . . . . . . . . . . . . . . . . . . . . .  13
     11.6.     Persons Benefitting  . . . . . . . . . . . . . . . . . . .  13
     11.7.     Counterparts . . . . . . . . . . . . . . . . . . . . . . .  13
     11.8.     Amendments . . . . . . . . . . . . . . . . . . . . . . . .  14
     11.9.     Headings . . . . . . . . . . . . . . . . . . . . . . . . .  14

     SIGNATURES . . . . . . . . . . . . . . . . . . . . . . . . . . . . .  16

     EXHIBIT A Institutional Investors' Schedule of Warrants to be Acquired
     EXHIBIT B      Individual Investors' Schedule of Warrants to be Acquired
     EXHIBIT C Form of Voting Warrant Certificate
     EXHIBIT D Form of Non-Voting Warrant Certificate



                  COMMON STOCK WARRANT ACQUISITION AGREEMENT



               AGREEMENT dated as of January 21, 1998 between Fisher Scientific International Inc., a Delaware corporation (the "Company"), and
(i) each of the investors listed on Exhibit A attached hereto (individually, an "Institutional Investor" and collectively, "Institutional Investors") and
(ii) those persons listed on Exhibit B (each, an "Individual Investor" and with (i) above, "Investors").

               In connection with the commitment by the Investors to purchase cumulative preferred stock of the Company (the "Preferred Stock"), prior to the execution of the Second Amended and Restated Agreement and Plan of Merger, dated November 14, 1997, as amended, between FSI Merger Corp. ("FSI") and the Company (the "Merger Agreement") pursuant to which FSI will be merged with and into the Company (the "Merger"), the Company has agreed to issue to the Investors warrant certificates evidencing 516,663 warrants (the "Warrants") to purchase the number of shares of the voting common stock, par value $0.01 per share ("Voting Common Stock") and non-voting common stock, par value $.01 per share ("Non-Voting Common Stock" and, together with the Voting Common Stock, "Common Stock"), of the Company set forth opposite each Investor's name on Exhibits A and B (the "Shares"). The certificates evidencing Warrants to purchase Voting Common Stock ("Voting Common Stock Certificates") and certificates evidencing Warrants to purchase Non-Voting Common Stock ("Non-Voting Common Stock Certificates" and, collectively with Voting Common Stock Certificates, "Warrant Certificates") are attached hereto as Exhibits C and D.

               In consideration of the foregoing, or the purpose of defining the terms and provisions of the Warrants and the respective rights and obligations thereunder of the Company and the record holders of the Warrants, the Company and each Investor hereby agrees as follows:


1.   DEFINITIONS.

          As used in this Agreement, the following terms shall have the following meanings:

          Company:  the meaning set forth in the preamble to this
          -------
Agreement and its successors and assigns.

          Exercise Price:  the meaning set forth in Section 3.1.
          --------------

          Expiration Date:  the tenth anniversary of this Agreement.
          ---------------

          Holders:  from time to time, the holders of the
          -------
Warrants and, unless otherwise provided or indicated herein, the holders of the Underlying Shares.

          Investors:  the meaning set forth in the preamble to this
          ---------
Agreement.

          Investors' Agreement:  the Investors' Agreement, dated as of
          --------------------
even date herewith, by and among the Company, the Investors and certain other parties named therein.

          Person:  any individual, corporation, partnership, joint
          ------
venture, association, joint-stock company, trust, unincorporated organization or government or any agency or political subdivision thereof.

          Securities Act:  the Securities Act of 1933, as amended.
          --------------

          Shares:  the meaning set forth in Article I of the Investors'
          ------
Agreement.

           Underlying Shares:  the shares of Common Stock issuable or
           -----------------
issued upon the exercise of the Warrants.

          Warrant Certificates:  the meaning set forth in the preamble to
          --------------------
this Agreement.

          Warrants:  the meaning set forth in the preamble to this
          --------
Agreement.


2.     ORIGINAL ISSUE OF WARRANTS.

          2.1. Form of Warrant Certificates.  The Warrant
               ----------------------------
Certificates shall be in registered form only, and shall be dated the date on which executed by the Company and may have such legends and endorsements typed, stamped, printed, lithographed or engraved thereon as the Company may deem appropriate and as are not inconsistent with the provisions of this Agreement, or as may be required to comply with any law or with any rule or regulation pursuant thereto or with any rule or regulation of any securities exchange on which the Warrants may be listed, or to conform to usage.

          2.2. Execution and Delivery of Warrant Certificates.  Warrant
               ----------------------------------------------
Certificates evidencing Warrants to purchase a number of duly authorized, validly issued, fully paid and nonassessable Shares shall be executed, on the date of this Agreement, by the Company and delivered to and issued in the name of each Investor. The Warrant Certificates shall be executed on behalf of the Company by its President or by any of its Vice Presidents, either manually or by facsimile signature printed thereon. In case any officer of the Company whose signature shall have been placed upon any of the Warrant Certificates shall cease to be such officer of the Company before issue and delivery thereof, such Warrant Certificates may, nevertheless, be issued and delivered with the same force and effect as though such person had not ceased to be such officer of the Company.


3.   EXERCISE PRICE; EXERCISE OF WARRANTS; COMPLIANCE WITH THE
     SECURITIES ACT.

          3.1.      Exercise Price.  Each Warrant Certificate shall
                    --------------
entitle the Holder thereof, subject to the provisions of this Agreement, to receive one share of either Voting Common Stock or Non-Voting Common Stock for each Warrant represented thereby at an exercise price (the "Exercise Price") of $48.25 per share, subject to adjustment as herein provided.

          3.2.      Exercise of Warrants.  The Warrants shall be
                    --------------------
exercisable in whole or in part on or prior to the Expiration Date.

          3.3.      Expiration of Warrants.  The Warrants shall terminate
                    ----------------------
and become void at the close of business on the Expiration Date.

          3.4.      Method of Exercise.
                    ------------------
          (a) In order to exercise a Warrant the Holder thereof must surrender the Warrant Certificate evidencing such Warrant to the Company at its principal office, together with the Exercise Subscription Form on the reverse of or attached to the Warrant Certificate duly executed, accompanied by payment, in cash or by certified or by official bank check payable to the order of the Company, in the amount equal to the Exercise Price multiplied by the number of Warrants being exercised. As an alternative to the payment of the aggregate Exercise Price in the manner set forth in Section 3.4, the Holder may (i) deliver as payment, in whole or part, of the aggregate Exercise Price, Common Stock to the Company, in which case an amount equal to the aggregate "fair market value" on the date of exercise of the Common Stock delivered shall be applied towards the payment of the aggregate Exercise Price and/or (ii) with the approval of the Board of Directors of the Company, instruct the Company, by written notice accompanying the surrender of the Warrant and the Exercise Subscription Form, to apply to the payment of all or a portion of the aggregate Exercise Price such number of shares of Common Stock otherwise issuable to such Holder upon such exercise as shall be specified in such notice, in which case an amount equal to the aggregate "fair market value" of the specified number of shares on the date of exercise shall be deemed to have been paid to the Company and the number of shares issuable upon such exercise shall be reduced by such specified number. If the aggregate Exercise Price exceeds the aggregate fair market value of the Common Stock delivered or applied pursuant to (i) and/or (ii) above, the Holder shall pay to the Company, in the manner set forth in Section 3.4, an amount equal to such excess. Notwithstanding anything to the contrary in this Section 3.4, if the aggregate fair market value of the Common Stock delivered or applied pursuant to (i) and/or (ii) above exceeds the aggregate Exercise Price, in no event shall the Holder be entitled to receive any amounts from the Company. The "fair market value" means, with respect to Common Stock, the fair market value of such Common Stock determined by such methods or procedures as shall be established from time to time by the Company. Unless otherwise determined by the Board in good faith, the per share fair market value of Common Stock as of a particular date shall mean, if public shareholders hold, as of the last day of the prior fiscal quarter, shares of Common Stock worth $100,000,000 or more (as determined by the Company), (i) the closing sales price per share of Common Stock on the national securities exchange on which the Common Stock is principally traded, for the last preceding date on which there was a sale of such Common Stock on such exchange, or (ii) if the shares of Common Stock are then traded in an over-the-counter market, the average of the closing bid and asked prices for the shares of Stock in such over-the-counter market for the last preceding date on which there was a sale of such Stock in such market, or if public shareholders do not hold, as of the last day of the prior fiscal quarter, shares of Common Stock worth more than $100,000,000 or if the shares of Common Stock are not then listed on a national securities exchange or traded in an over-the-counter market, such value as the Company, in its sole discretion, shall determine in good faith.

          (b) If fewer than all the Warrants represented by a Warrant Certificate are surrendered for exercise, such Warrant Certificate shall be surrendered and a new Warrant Certificate of the same tenor and for the number of Warrants that were not surrendered shall be executed by the Company. The new Warrant Certificate shall be registered in such name or names as may be directed in writing by the Holder and delivered to the Person or Persons entitled to receive the same.

          (c) Upon exercise of a Warrant in conformity with the foregoing provisions, the Company shall issue or cause to be issued in the name of and delivered to the Holder of such Warrant or, subject to Section 11.1, as such Holder (upon payment by such Holder of any applicable transfer taxes) may direct, a certificate or certificates for the number of duly authorized, validly issued, fully paid and nonassessable Shares to which such Holder shall be entitled upon such exercise together with an amount in cash in lieu of any fraction of a share as provided in Section 7.5.


4.   REPRESENTATIONS, WARRANTIES AND AGREEMENTS OF THE INVESTORS.

          Each Investor represents and warrants, in each instance as to itself only and not as to any other Investor, to the Company that:

          4.1  Organization, Authority.  Each Institutional Investor
               -----------------------
is duly organized, validly existing and in good standing under the laws of its jurisdiction of organization. Each Individual Investor has the legal capacity to enter into this Agreement. Each Investor has the power and authority to execute and deliver this Agreement and to perform its obligations hereunder. The execution and delivery by each Investor of this Agreement and the consummation by such Investor of the transactions contemplated hereby have been duly authorized by all necessary action on the part of such Investor.

          4.2  Enforceability.  This Agreement, when executed and
               --------------
delivered by all parties hereto, will constitute the valid and legally binding obligation of each Investor, enforceable against each Investor in accordance with its terms, except to the extent enforceability may be limited by bankruptcy laws, insolvency laws, reorganization laws, moratorium laws or other laws affecting creditors' rights generally and except to the extent enforceability may be limited by general equitable principles. Each Investor entered into and is bound by this Agreement in satisfaction of a commitment made by such Investor to purchase Preferred Stock.

          4.3  Non-Contravention.  The execution and delivery of this
               -----------------
Agreement by each Investor does not, and the consummation by such Investor of the transactions contemplated hereby and the performance by such Investor of the obligations which it is obligated to perform hereunder will not, (a) violate any provision of the articles of association, by-laws, agreement of limited partnership or other organizational documents of such Investor, (b) violate in any material respect any material law, regulation, rule, order, judgment or decree to which such Investor is subject, (c) violate in any material respect, result in the termination or the acceleration of, or conflict with in any material respect or constitute a material default under, any material mortgage, indenture, lease, franchise, license, permit, agreement or instrument (each, a "Contract") to which such Investor is a party or by which any of its assets or properties are bound or (d) result in the creation of any lien or other encumbrance on any of the material assets or properties of such Investor or the loss of any material license or other material contractual right with respect thereto.

          4.4  Consents, Approvals and Notices.  The execution and
               -------------------------------
delivery of this Agreement by each Investor and the consummation by each Investor of the transactions contemplated hereby does not require any (a) material consent, authorization, order or approval of, filing or registration with, or notice to, any governmental or regulatory authority, which has not otherwise been obtained or (b) material consent, authorization, approval, waiver, order, license, certificate or permit or act of or from, or notice to, any party to any Contract to which such Investor is a party or by which any of its assets or properties are bound, which has not been otherwise obtained.

          4.5  Litigation.  There is no action, suit or proceeding pending
               ----------
or, to the knowledge of any Investor, threatened, before any court against such Investor which challenges the validity or the propriety of the transactions contemplated by this Agreement.

          4.6  Investment Representations.
               --------------------------

               (a) This Agreement is made in reliance upon each Investor's representations to the Company, which by acceptance hereof each Investor hereby confirms, that: (i) the Warrants and the Underlying Shares will be acquired by such Investor for investment only, for its own account and not as a nominee or agent and not with a view to the sale or distribution of any part thereof in violation of applicable federal and state securities laws; and (ii) such Investor has no current intention of selling, granting participation in or otherwise distributing the Warrants or Underlying Securities in violation of applicable federal and state securities laws. By executing this Agreement, each Investor further represents that it does not have any contract, undertaking, agreement or arrangement with any person to sell, transfer or grant participation to such person, or to any third person, with respect to any of the Warrants or Underlying Shares in violation of applicable federal and state securities laws.

               (b) Each Investor understands that the Warrants and Underly-ing Shares have not been registered under the Securities Act on the basis that the sale provided for in this Agreement and the issuance of securities hereunder are exempt from registration under the Securities Act pursuant to Section 4(2) thereof and regulations issued thereunder, and that the Company's reliance on such exemption is predicated on the representations and warranties of each Investor set forth herein.

               (c) Each Investor represents that it has, either alone or together with the assistance of a "purchaser representative" (as that term is defined in Regulation D promulgated under the Securities Act), such knowledge and experience in financial and business matters as to be capable of evaluating the merits and risks of its investment in the Company. Each Investor further represents that it is familiar with the business and financial condition, properties, operations and prospects of the Company and that it has had access, during the course of the transactions contemplated hereby and prior to its acquisition of Warrants or purchase of Underlying Shares, to the same kind of informa-tion that is specified in Part I of a registration statement under the Securities Act, and that it has had the opportunity to ask questions of, and receive answers from, the Company concerning the terms and conditions of the investment and to obtain additional information (to the extent the Company possessed such information or could acquire it without unreasonable effort or expense) necessary to verify the accuracy of any information furnished to such Investor or to which such Investor has had access. Each Investor has made, either alone or together with its advisors, such independent investigation of the Company as each Investor deems to be, or its advisors deem to be, necessary or advisable in connection with this investment. Each Investor understands that no federal or state agency has passed upon this investment or upon the Company, nor has any such agency made any finding or determination as to the fairness of this investment.

               (d) Each Investor represents that it will not sell, transfer or otherwise dispose of the Warrants or the Underlying Shares without registration under the Securities Act and applicable state securities laws, or an exemption therefrom. Each Investor understands that, in the absence of an effective registration statement covering the Warrants or the Underlying Shares or an available exemption from registration under the Securities Act and applicable state securities laws, the Warrants or Underlying Shares must be held indefinitely. In particular, each Investor acknowledges that it is aware that the Warrants and Underlying Shares may not be sold pursuant to Rule 144 promulgated under the Securities Act unless all of the conditions of such rule are met. Among the current conditions for use of Rule 144 by certain holders is the availability to the public of current information about the Company. Each Investor represents that, in the absence of an effective registration statement covering the Warrants or Underlying Shares or an exemption from the Securities Act, it will sell, transfer or otherwise dispose of the Warrants and Underlying Shares only in a manner consistent with its representations set forth herein and then only in accordance with the Investors' Agreement referred to in Section 1.

               (e) Each Investor represents that it (i) is capable of bearing the economic risk of holding the unregistered Warrants or Underlying Shares for an indefinite period of time and has adequate means for providing for its current needs and contingencies, (ii) can afford to suffer a complete loss of this investment and (iii) under-stands all risk factors related to the Warrants or Underlying Shares.

               (f) Each Investor understands that the Warrants and the Underlying Shares involves a high degree of risk, that there is no established market for the Warrants or Underlying Shares and that it is not likely that any public market for the Warrants will develop in the near future.

               (g) Each Investor represents that neither it nor anyone acting on its behalf has paid any commission or other remuneration to any person in connection with the Warrants and Underlying Shares.

               (h) Independent of the additional restrictions on the transfer of the shares of Common Stock contained in the Investors' Agreement referred to in Section 1, each Investor agrees that it will not transfer, dispose of or pledge any of the Warrants or Underlying Shares other than pursuant to an effective registration statement under the Securities Act and applicable state securities laws, unless and until (i) such Investor shall have notified the Company of the proposed transfer, disposition or pledge and shall have furnished the Company with a statement of the circumstances surrounding the proposed transfer, disposition or pledge and (ii) if reasonably requested by the Company and at the expense of each Investor or its transferee, such Investor shall have furnished to the Company an opinion of counsel reasonably satisfactory (as to counsel, which in the case of the Institutional Investors, may include internal counsel, and as to substance) to the Company and its counsel that such proposed transfer, disposition or pledge may be made without registration of such Warrants or Underlying Shares under the Securities Act and applicable state securities laws.

          (i)  Legends; Stop Transfer.
               ----------------------

               i. Each Investor acknowledges that all stock certificates issues pursuant to the exercise of the Warrants shall bear the following legend:
                            "TRANSFER RESTRICTED
                             -------------------
          THE SECURITIES REPRESENTED BY THIS CERTIFICATE HAVE NOT BEEN REGISTERED UNDER THE SECURITIES ACT OF 1933, AS AMENDED, OR ANY STATE SECURITIES LAWS AND MAY NOT BE OFFERED OR SOLD EXCEPT IN COMPLIANCE THEREWITH.

          THE SECURITIES REPRESENTED BY THIS CERTIFICATE ARE SUBJECT TO THE TERMS AND CONDITIONS, INCLUDING CERTAIN RESTRICTIONS ON TRANSFER, OF AN INVESTORS' AGREEMENT DATED AS OF JANUARY 21, 1998, AS AMENDED FROM TIME TO TIME, AND NONE OF SUCH SECURITIES, OR ANY INTEREST THEREIN, SHALL BE TRANSFERRED, PLEDGED, ENCUMBERED OR OTHERWISE DISPOSED OF EXCEPT AS PROVIDED IN THAT AGREEMENT. A COPY OF THE INVESTORS' AGREEMENT IS ON FILE WITH THE SECRETARY OF THE COMPANY AND WILL BE MAILED TO ANY PROPERLY INTERESTED PERSON WITHOUT CHARGE WITHIN FIVE (5) DAYS AFTER RECEIPT OF A WRITTEN REQUEST."

               ii. Each Investor acknowledges that all certificates repre-senting Warrants shall bear the following legend:


                             "TRANSFER RESTRICTED
                             -------------------
          THESE WARRANTS AND THE SECURITIES ISSUABLE UPON THE EXERCISE HEREOF HAVE NOT BEEN REGISTERED UNDER THE SECURITIES ACT OF 1933, AS AMEND ED, OR ANY STATE SECURITIES LAWS AND MAY NOT BE OFFERED OR SOLD EXCEPT IN COMPLIANCE THEREWITH.

          THESE WARRANTS AND THE SECURITIES ISSUABLE UPON THE EXERCISE HEREOF ARE SUBJECT TO THE TERMS AND CONDITIONS, INCLUDING CERTAIN RESTRICTIONS ON TRANSFER, OF AN INVESTORS' AGREEMENT DATED AS OF JANUARY 21, 1998, AS AMENDED FROM TIME TO TIME, AND NONE OF SUCH SECURITIES, OR ANY INTEREST THEREIN, SHALL BE TRANSFERRED, PLEDGED, ENCUMBERED OR OTHERWISE DISPOSED OF EXCEPT AS PROVIDED IN THAT AGREEMENT. A COPY OF THE INVESTORS' AGREEMENT IS ON FILE WITH THE SECRETARY OF THE COMPANY AND WILL BE MAILED TO ANY PROPERLY INTERESTED PERSON WITHOUT CHARGE WITHIN FIVE (5) DAYS AFTER RECEIPT OF A WRITTEN REQUEST."

               iii. In addition, the Company shall make a notation regarding the restrictions on transfer of the Warrants and Underlying Shares in its stock books, and the Warrants and Underlying Shares shall be transferred on the books of the Company only if transferred or sold pursuant to an effective registration statement under the Securities Act and applicable state securities laws covering such Warrants or Underlying Shares or pursuant to and in compliance with the provisions of Section 4.6(h) hereof. A copy of this Agreement, together with any amendments thereto, shall remain on file with the Secretary of the Company and shall be available for inspection to any properly interested person without charge within five days after the Company's receipt of a written request therefor.

          4.7  Brokers.  No broker, investment banker, financial advisor
               -------
or other person or entity is entitled to any broker's, finder's, financial advisor's or other similar fee or commission in connection with the transactions contemplated by this Agreement based upon arrangements made by or on behalf of any Investor or any of its affiliates.


5.   REPRESENTATIONS AND WARRANTIES OF THE COMPANY.

          The Company represents and warrants to each Investor that:

          5.1  Organization and Standing.  The Company is a corporation
               -------------------------
duly organized, validly existing and in good standing under the laws of the State of Delaware and has all requisite corporate power and authority to carry on its business as now conducted and as proposed to be conducted.

          5.2       Capitalization. The authorized capital of the Company,
                    --------------
as of the Merger, will consist of 50,000,000 shares of Common Stock, par value $.01 per share, 15,000,000 shares of Preferred Stock, par value $.01 per share of which 500,000 shares are designated Series A Junior Participating Preferred Stock, par value $.01 per share. As of the close of business on January 20, 1998, 20,356,764 shares of the Company's Common Stock were issued and outstanding, and no such shares were held in treasury. The Company has no shares of Preferred Stock issued and outstanding. As of January 20, 1998, except for (i) 3,555,774 shares reserved for issuance pursuant to outstanding Options and rights granted under the Stock Plans, and (ii) 500,000 shares of Junior Preferred Stock reserved for issuance upon exercise of certain rights, there are not now, and following the Merger, there will not be, any existing options, warrants, calls, subscriptions, or other rights, or other agreements or commitments, obligating the Company to issue, transfer or sell any shares of capital stock of the Company or any of its subsidiaries.

     5.3       Authorization.  All corporate action on the part of the
               -------------
Company necessary for the authorization, execution, delivery and performance of this Agreement by the Company and for the authorization, issuance and delivery of the Shares being sold under this Agreement, has been taken. This Agreement, when executed and delivered by all parties hereto, shall constitute the valid and legally binding obligation of the Company and shall be enforceable against the Company in accordance with its terms, except to the extent enforceability may be limited by bankruptcy laws, insolvency laws, reorganization laws, moratorium laws or other laws affecting creditors' rights generally and except to the extent enforceability may be limited by general equitable principles.

          5.4       Securities Act.  The sale of Warrants in accordance
                    --------------
with the terms of this Agreement (assuming the accuracy of the representations and warranties of the Investors contained in Section 4) is exempt from the registration requirements of the Securities Act.

          5.5  Non-Contravention.  The execution and delivery of this
             -------------------
Agreement by each Company does not, and the consummation by the Company of the transactions contemplated hereby and the performance by the Company of the obligations which it is obligated to perform hereunder will not, (a) violate any provision of the articles of association, by-laws, agreement of limited partnership or other organizational documents of the Company, (b) violate in any material respect any material law, regulation, rule, order, judgment or decree to which the Company is subject, (c) violate in any material respect, result in the termination or the acceleration of, or conflict with in any material respect or constitute a material default under, any material Contract to which the Company is a party or by which any of its assets or properties are bound or (d) result in the creation of any lien or other encumbrance on any of the material assets or properties of the Company or the loss of any material license or other material contractual right with respect thereto.

          5.6       Consents, Approvals and Notices.  The execution and
                    -------------------------------
delivery of this Agreement by the Company and the consummation by the Company of the transactions contemplated hereby does not require any (a) material consent, authorization, order or approval of, filing or registration with, or notice to, any governmental or regulatory authority, which has not otherwise been obtained or (b) material consent, authorization, approval, waiver, order, license, certificate or permit or act of or from, or notice to, any party to any Contract to which the Company is a party or by which any of its assets or properties are bound, which has not been otherwise obtained.

          5.7  Litigation.  There is no action, suit or proceeding pending
               ----------
or, to the knowledge of the Company, threatened, before any court against the Company which challenges the validity or the propriety of the transactions contemplated by this Agreement.


6.   RIGHTS OF HOLDERS.

          Each Holder hereby agrees that if such Holder is not a party to the Investors' Agreement, then such Holder will take all necessary and appropriate steps to become a party to the Investors' Agreement. For this purpose, the Warrants and such Underlying Shares shall be subject to the restrictions, and entitled to the benefits, to the extent provided in the Investors' Agreement with respect to Shares held by a "Shareholder" (as defined in the Investors' Agreement).

7.      ADJUSTMENTS.

          7.1.      Stock Dividend and Distributions; Stock Splits;
                    -----------------------------------------------
Reverse Stock Splits; Reclassifications.  In this case the Company shall
---------------------------------------
(i) pay a dividend or make any other distribution with respect to its Shares in shares of its capital stock, (ii) subdivide its outstanding Shares, (iii) combine its outstanding Shares into a smaller number of shares, (iv) issue any shares of its capital stock in a reclassification of the Shares (including any such reclassification in connection with a merger, consolidation or other business combination in which the Company is the surviving corporation) or (v) in the event the Company shall merge, combine or engage in a share exchange or similar corporate transaction with any other entity in which the Company is not the surviving corporation, the number of Shares issuable upon exercise of each Warrant immediately prior to the record date for such dividend or distribution or the effective date of such subdivision, combination, reclassification or other transaction shall be adjusted so that the Holder of each Warrant shall thereafter be entitled to receive the kind and number of Shares or other securities of the Company that such Holder would have owned or have been entitled to receive after the happening of any of the events described above, had such Warrant been exercised immediately prior to the happening of such event or any record date with respect thereto. An adjustment made pursuant to this Section 7.1 shall become effective immediately after the effective date of such event retroactive to the record date, if any, for such event.

          7.2       Other Dilutive Events.  In case any event shall occur
                    ---------------------
as to which the provisions of Section 7.1 are not strictly applicable but the failure to make any adjustment would not fairly protect the purchase rights represented by this Agreement in accordance with the essential intent and principles of such section, then, in each such case, the Company shall appoint a firm of independent certified public accountants of recognized national standing (which may be the regular auditors of the Company), which shall give their opinion upon the adjustment, if any, on a basis consistent with the essential intent and principles established in Section 7.1 hereto, necessary to preserve, without dilution, the purchase rights represented by each Warrant. Upon receipt of such opinion, the Company will promptly mail a copy thereof to the Holder of each Warrant and shall make the adjustments described therein.

          7.3.  Notice of Adjustment.  Whenever the number of Shares
                --------------------
issuable upon the exercise of a Warrant is adjusted, as herein provided, the Company shall mail by first class mail, postage prepaid, to each Holder, notice of such adjustment or adjustments setting forth the number of Shares or other stock or property issuable upon the exercise of each Warrant after such adjustment, setting forth a brief statement of the facts requiring such adjustment and setting forth the computation by which such adjustment was made.

          7.4. Statement on Warrants.  Irrespective of any adjustment in
               ---------------------
the number or kind of shares issuable upon the exercise of the Warrants, Warrants theretofore or thereafter issued may continue to express the same price and number and kind of shares as are stated in the Warrants initially issuable pursuant to this Agreement.

          7.5. Fractional Interest.  The Company shall not be required to
               -------------------
issue fractional Shares on the exercise of Warrants. If more than one Warrant shall be presented for exercise in full at the same time by the same Holder, the number of full Shares which shall be issuable upon such exercise thereof shall be computed on the basis of the aggregate number of Shares acquirable on exercise of the Warrants so presented. If any fraction of a Shares would, except for the provisions of this Section, be issuable on the exercise of any Warrant (or specified portion thereof), the Company shall pay an amount in cash calculated by it to be equal to the then current market value, as determined in good faith by the Company, per Share multiplied by such fraction computed to the nearest whole cent.

8.     WARRANT TRANSFER BOOKS.

          The Warrant Certificates shall be issued in registered form only. The Company shall keep a register at its office in which, subject to such reasonable regulations as it may prescribe, it shall provide for the registration of Warrant Certificates and of transfers or exchanges of Warrant Certificates as herein provided. At the option of the Holder, Warrant Certificates may be exchanged at such office, and upon payment of the charges hereinafter provided. Whenever any Warrant Certificates are so surrendered for exchange, the Company shall execute the Warrant Certificates that the Holder making the exchange is entitled to receive. All Warrant Certificates issued upon any registration of transfer or exchange of Warrant Certificates shall be the valid obligations of the Company, evidencing the same obligations, and entitled to the same benefits under this Agreement, as the Warrant Certificates surrendered for such registration of transfer or exchange. Every Warrant Certificate surrendered for registration of transfer or exchange shall (if so required by the Company) be duly endorsed, or be accompanied by a written instrument of transfer in form satisfactory to the Company and duly executed by the Holder thereof or his attorney duly authorized in writing. No service charge shall be made for any registration of transfer or exchange of Warrant Certificates. The Company may require payment of a sum sufficient to cover any tax or other governmental charge that may be imposed in connection with any registration of transfer or exchange of Warrant Certificates. Any Warrant Certificate when duly endorsed in blank shall be deemed negotiable and when a Warrant Certificate shall have been so endorsed, the Holder thereof may be treated by the Company and all other persons dealing therewith as the absolute owner thereof for any purpose and as the Person entitled to exercise the rights represented thereby, or to the transfer thereof on the register of the Company, any notice to the contrary notwithstanding; but until such transfer on such register, the Company may treat the registered Holder thereof as the owner for all purposes.

9.   WARRANT HOLDERS.

          9.1.      No Voting Rights.  Prior to the exercise of the
                    ----------------
Warrants, no Holder of a Warrant Certificate, as such, shall be entitled to any rights of a stockholder of the Company, including, without limitation, the right to vote, to consent, to exercise any preemptive right, to receive any notice of meetings of shareholders for the election of directors of the Company or any other matter or to receive any notice of any proceedings of the Company, except as may be specifically provided for herein.

          9.2. Right of Action.  All rights of action in respect of this
               ---------------
Agreement are vested in the Holders of the Warrants, and any Holder of any Warrant, without the consent of the Holder of any other Warrant, may, in such Holder's own behalf and for such Holder's own benefit, enforce, and may institute and maintain any suit, action or proceeding against the Company suitable to enforce, or otherwise in respect of, such Holder's right to exercise, exchange or tender for purchase such Holder's Warrants in the manner provided in this Agreement.

10.     COVENANTS.

          10.1.      Reservation of Shares.  The Company covenants that it
                     ---------------------
will at all times reserve and keep available, free from preemptive rights, out of its authorized but unissued Shares, solely for the purpose of issue upon exercise of Warrants as herein provided, such number of shares of shares of Voting Common Stock or Non-Voting Common Stock as shall then be issuable upon the exercise of all outstanding Warrants. The Company covenants that all shares of Shares which shall be so issuable shall, upon such issue, be duly and validly issued and fully paid and nonassessable.

                    10.2.      Determinations by Board of Directors.  All
                               ------------------------------------
determinations by the Board of Directors of the Company under the provisions of this Agreement shall be made in good faith with due regard to the interests of the Holder of a Warrant, and in accordance with good financial practice.

11.  MISCELLANEOUS.

          11.1.     Payment of Taxes.  The Company shall pay all issuance
                    ----------------
or transfer taxes and similar governmental charges that may be imposed on the Company in connection with the issuance of the Warrants or any securities deliverable upon exercise of Warrants with respect thereto. The Company shall not be required, however, to pay any tax or other governmental charge imposed in connection with any transfer involved in the issue of any certificate for Underlying Shares or payment of cash to any Person other than the Holder of a Warrant Certificate surrendered upon the exercise of a Warrant, and in case of such transfer or payment, the Company shall not be required to issue any stock certificate or pay any cash until such tax or governmental charge has been paid or it has been established to the Company's satisfaction that no such tax or other governmental charge is due.

          11.2.     Surrender of Certificates.  Any Warrant Certificate
                    -------------------------
surrendered for exercise shall be delivered to the Company, promptly cancelled and not reissued by the Company. The Company shall destroy such cancelled Warrant Certificates.

          11.3.     Mutilated, Destroyed, Lost and Stolen Warrant
                    ---------------------------------------------
Certificates.
------------

           (a) If (i) any mutilated Warrant Certificate is surrendered to the Company or (ii) the Company receives evidence to its satisfaction of the destruction, loss or theft of any Warrant Certificate, and there is delivered to the Company such security or indemnity as may be required by it to save it harmless, then, in the absence of notice to the Company that such Warrant Certificate has been acquired by a bona fide purchaser, the Company shall execute, in exchange for any such mutilated Warrant Certificate or in lieu of any such destroyed, lost or stolen Warrant Certificate, a new Warrant Certificate of like tenor and for a like aggregate number of Warrants.

          (b)  Upon the issuance of any new Warrant Certificate under this
Section 11.3. the Company may require the payment of a sum sufficient to cover any tax or other governmental charge that may be imposed in relation thereto and other expenses (including the reasonable fees and expenses of counsel to the Company) in connection therewith.

          (c) Every new Warrant Certificate executed and delivered pursuant to this Section 11.3 in lieu of any destroyed, lost or stolen Warrant Certificate shall constitute an original contractual obligation of the Company, whether or not the destroyed, lost or stolen Warrant Certificate shall be at any time enforceable by anyone, and shall be entitled to the benefits of this Agreement equally and proportionately with any and all other Warrant Certificates duly executed and delivered hereunder.

          (d) The provisions of this Section 11.3 are exclusive and shall preclude (to the extent lawful) all other rights or remedies with respect to the replacement of mutilated, destroyed, lost or stolen Warrant Certificates.

          11.4 Notices.  All notices and other communications necessary or
               -------
contemplated under this Agreement shall be in writing and shall be delivered in the manner specified herein. All notices shall be deemed to have been duly given upon confirmation by telecopy if delivered by telecopy or by hand, or one day after sending by overnight delivery service, or five days after sending by certified mail, postage prepaid, return receipt requested to the respective addresses of the parties set forth below:

          i.   for notices and communications to the Company:

                    Fisher Scientific International Inc.
                    Liberty Lane
                    Hampton, N.H.  03842
                    Fax: (603) 929-2703
                    Attention:  Todd DuChene, Esq.

          ii. for notices and communications to (i) each Institutional Investor, to its address as set forth under each Institutional Investor's name in Exhibit A, and (ii) each
                                                ---------
Individual Investor as set forth in Exhibit B hereto, to his attention in care of Thomas H. Lee Company, 75 State Street, Boston, Massachusetts 02109. By notice complying with the foregoing provisions of this Section 11.4, each party shall have the right to change the notice address for future notices and communications to such party.

          11.5.     Applicable Law.  This Agreement and each Warrant
                    --------------
issued hereunder and all rights arising hereunder shall be governed by the laws of the State of Delaware.

          11.6.     Persons Benefitting.  This Agreement shall be binding
                    -------------------
upon and inure to the benefit of the Company and its respective successors, assigns, beneficiaries, executors and administrators, and the Holders from time to time of the Warrants. Nothing in this Agreement is intended or shall be construed to confer upon any Person, other than the Company and the Holders of the Warrants, any right, remedy or claim under or by reason of this Agreement or any part hereof.

          11.7.     Counterparts.  This Agreement may be executed in any
                    ------------
number of counterparts, each of which shall be deemed an original, but all of which together constitute one and the same instrument.

          11.8.     Amendments.  The Company may, without the consent of
                    ----------
the Holders of the Warrants, by supplemental agreement or otherwise, make any changes or corrections in this Agreement that it shall have been advised by counsel (a) are required to cure any ambiguity or to correct or supplement any provision herein which may be defective or inconsistent with any other provision herein or (b) add to the covenants and agreements of the Company for the benefit of the Holders, or surrender any rights or power reserved to or conferred upon the Company in this Agreement; provided that, in each case,
such changes or corrections shall not            --------
adversely affect the interests of the Holders in any material respect.

          11.9.     Headings.  The descriptive headings of the several
                    --------
Sections of this Agreement are inserted for convenience and shall not control or affect the meaning or construction of any of the provisions hereof.

          IN WITNESS WHEREOF, the parties hereto have caused this Agreement to be duty executed, as of the day and year first above written.

                    FISHER SCIENTIFIC INTERNATIONAL INC.



                    By:  /s/ Todd M. DuChene
                        --------------------------------------------
                        Name: Todd M. DuChene
                        Title: Vice President - General Counsel
                               and Secretary


     IN WITNESS WHEREOF, the parties have executed this Agreement as an instrument as of the date first above written.

THL Equity Shareholders:


                    THOMAS H. LEE EQUITY FUND III, L.P.


                    By:  THL Equity Advisors III Limited
                         Partnership, as General Partner

                    By:  THL Equity Trust III,
                         as General Partner


                    By:  /s/ Anthony J. DiNovi
                         -----------------------------------------------
                         Name: Anthony J. DiNovi
                         Title:

                    THOMAS H. LEE FOREIGN FUND III, L.P.


                    By:  THL Equity Advisors III Limited
                         Partnership, as General Partner

                    By:  THL Equity Trust III,
                         as General Partner


                    By:  /s/ Anthony J. DiNovi
                         -----------------------------------------------
                         Name: Anthony J. DiNovi
                         Title:

                    THL-CCI LIMITED PARTNERSHIP
                    By:  THL Investment Management Corp,
                         as General Partner


                    By:  /s/ Anthony J. DiNovi
                         -----------------------------------------------
                         Name: Anthony J. DiNovi
                         Title:

                    THL FSI EQUITY INVESTORS, L.P.

                    By:  THL Equity Advisors III
                            Limited Partnership, as
                            General Partner

                    By:  THL Equity Trust III,
                         as General Partner


                    By:  /s/ Anthony J. DiNovi
                         -----------------------------------------------
                         Name: Anthony J. DiNovi
                         Title:

DLJ Entities' Shareholders:

                    DLJ MERCHANT BANKING PARTNERS II, L.P.

                    By:  DLJ Merchant Banking II, Inc.,
                         as managing general partner


                    By:  /s/ Kirk B. Wortman
                         -----------------------------------------------
                         Name: Kirk B. Wortman
                         Title:  Attorney-in-Fact

                    DLJ MERCHANT BANKING PARTNERS II-A, L.P.

                    By:  DLJ Merchant Banking II, Inc.,
                         as managing general partner



                    By:  /s/ Kirk B. Wortman
                         -----------------------------------------------
                         Name: Kirk B. Wortman
                         Title:  Attorney-in-Fact


                    DLJ OFFSHORE PARTNERS II, C.V.

                    By:  DLJ Merchant Banking II, Inc.,
                         as advisory general partner



                    By:  /s/ Kirk B. Wortman
                         -----------------------------------------------
                         Name: Kirk B. Wortman
                         Title:  Attorney-in-Fact


                    DLJ DIVERSIFIED PARTNERS, L.P.

                    By:  DLJ Diversified Partners, Inc.,
                         as managing general partner



                    By:  /s/ Kirk B. Wortman
                         -----------------------------------------------
                         Name: Kirk B. Wortman
                         Title:  Attorney-in-Fact


                    DLJ DIVERSIFIED PARTNERS - A, L.P.

                    By:  DLJ Diversified Partners, Inc.,
                         as managing general partner



                    By:  /s/ Kirk B. Wortman
                         -----------------------------------------------
                         Name: Kirk B. Wortman
                         Title:  Attorney-in-Fact


                    DLJ MILLENNIUM PARTNERS, L.P.

                    By:  DLJ Merchant Banking II, Inc.,
                         as managing general partner


                    By:  /s/ Kirk B. Wortman
                         -----------------------------------------------
                         Name: Kirk B. Wortman
                         Title:  Attorney-in-Fact


                    DLJ MILLENNIUM PARTNERS - A, L.P.

                    By:  DLJ Merchant Banking II, Inc.,
                         as managing general partner


                    By:  /s/ Kirk B. Wortman
                         -----------------------------------------------
                         Name: Kirk B. Wortman
                         Title:  Attorney-in-Fact


                    DLJMB FUNDING II, INC.


                    By:  /s/ Kirk B. Wortman
                         -----------------------------------------------
                         Name: Kirk B. Wortman
                         Title:  Attorney-in-Fact


                    UK INVESTMENT PLAN 1997 PARTNERS

                    By:  Donaldson, Lufkin & Jenrette Inc.,
                         as general partner


                    By:  /s/ Kirk B. Wortman
                         -----------------------------------------------
                         Name: Kirk B. Wortman
                         Title:  Attorney-in-Fact


                    DLJ EAB PARTNERS, L.P.


                    By:  DLJ LBO Plans Management Corporation,
                         as managing general partner


                    By:  /s/ Kirk B. Wortman
                         -----------------------------------------------
                         Name: Kirk B. Wortman
                         Title:  Attorney-in-Fact


                    DLJ ESC II, L.P.


                    By:  DLJ LBO Plans Management Corporation,
                         as general partner


                    By:  /s/ Kirk B. Wortman
                         -----------------------------------------------
                         Name: Kirk B. Wortman
                         Title:  Attorney-in-Fact



                    DLJ FIRST ESC, L.P.


                    By:  DLJ LBO Plans Management Corporation,
                         as general partner


                    By:  /s/ Kirk B. Wortman
                         -----------------------------------------------
                         Name: Kirk B. Wortman
                         Title:  Attorney-in-Fact


                         The address for each of the DLJ Entities listed above is:

                         c/o DLJ Merchant Banking II, Inc.
                         277 Park Avenue
                         New York, New York  10172
                         Fax:  (212) 892-7272


                    CHASE EQUITY ASSOCIATES, L.P.

                    By:  Chase Capital Partners


                    By:  /s/ Michael Blott
                         ----------------------------------------
                         Name: Michael Blott
                         Title: Executive Partner

                         Address:

                              380 Madison Avenue
                              New York, NY  10017


Merrill Lynch Entities:

                    ML IBK POSITIONS, INC.


                    By:  /s/ James V. Caruso
                         ----------------------------------------
                         Name: James V. Caruso
                         Title: Vice President


                    KECALP INC.


                    By:  /s/ Robert Tully
                         ----------------------------------------
                         Name:  Robert Tully
                         Title: Vice President and
                                Treasurer


                    MERRILL LYNCH KECALP L.P. 1997

                    By:  KECALP Inc., as general partner

                    By:  /s/ Robert Tully
                         ----------------------------------------
                         Name:  Robert Tully
                         Title: Vice President and
                                Treasurer


                         The address for each of the Merrill Lynch Entities listed above is:

                              255 Liberty Street
                              New York, NY  10080
                              Fax:  (212) 236-7584


Individual Shareholders:


                         By:  /s/ David V. Harkins
                              --------------------------------
                              Name: David V. Harkins


                         By:  /s/ Sheryll J. Harkins
                              --------------------------------
                              Name: The 1995 Harkins Gift Trust


                         By:  /s/ Thomas R. Shepherd
                              --------------------------------
                              Name: Thomas R. Shepherd
                                    Money Purchase Pension Plan


                         By:  /s/ Scott A. Schoen
                              --------------------------------
                              Name: Scott A. Schoen


                         By:  /s/ C. Hunter Boll
                              --------------------------------
                              Name: C. Hunter Boll


                         By:  /s/ Scott M. Sperling
                              --------------------------------
                              Name: Scott M. Sperling


                         By:  /s/ Sperling Family Limited Partnership
                              ---------------------------------------
                              Name: Sperling Family Limited
                                          Partnership


                         By:  /s/ Anthony J. DiNovi
                              --------------------------------
                              Name: Anthony J. DiNovi


                         By:  /s/ Thomas M. Hagerty
                              --------------------------------
                              Name: Thomas M. Hagerty


                         By:  /s/ Warren C. Smith, Jr.
                              --------------------------------
                              Name: Warren C. Smith,Jr.

                         By:  /s/ Seth W. Lawry
                              --------------------------------
                              Name: Seth W. Lawry


                         By:  /s/ Joseph J. Incandela
                              --------------------------------
                              Name: Joseph J. Incandela


                         By:  /s/ Kent R. Weldon
                              --------------------------------
                              Name: Kent R. Weldon


                         By:  /s/ Terrence M. Mullen
                              --------------------------------
                              Name: Terrence M. Mullen


                         By:  /s/ Todd M. Abbrecht
                              ---------------------------------
                              Name: Todd M. Abbrecht


                         By:  /s/ Wendy L. Masler
                              --------------------------------
                              Name: Wendy L. Masler


                         By:  /s/ THL-CCI Limited Partnership
                              --------------------------------
                              Name:  THL-CCI Limited Partnership
                                   By: Wendy L. Master
                                   Title: Vice President


                         By:  /s/ Andrew D. Flaster
                              --------------------------------
                              Name: Andrew D. Flaster


                         By:  /s/ Kristina A. Watts
                              --------------------------------
                              Name: First Trust Co. FBO
                                          Kristina A. Watts


                         By:  /s/ Charles Robins
                              --------------------------------
                              Name: Charles Robins


                         By:  /s/ James Westra
                              --------------------------------
                              Name: James Westra


                         By:  /s/ Charles A. Brizius
                              --------------------------------
                              Name: Charles A. Brizius




     EXHIBIT A -- INVESTORS COMMON STOCK WARRANT ACQUISITION AGREEMENT
     ---------

          NUMBER OF WARRANTS ACQUIRED BY EACH INSTITUTIONAL INVESTOR
         ----------------------------------------------------------



                 Stockholder                      Warrants to Purchase       Warrants to Purchase
                                                    Shares of Voting         Shares of Non-Voting
                                                       Common Stock             Common Stock
Thomas H. Lee Equity Fund III, L.P.                          198,268                            0
c/o Thomas H. Lee Co.
75 State Street
Boston, MA  02109

Thomas H. Lee Foreign Fund III, L.P.                          12,268                            0
c/o Thomas H. Lee Co.
75 State Street
Boston, MA  02109

THL FSI Equity Investors, L.P.                                99,614                            0
c/o Thomas H. Lee Co.
75 State Street
Boston, MA  02109

THL-CCI Limited Partnership                                   12,209                            0
c/o Thomas H. Lee Co.
75 State Street
Boston, MA  02109

DLJ Merchant Banking Partners II, L.P.                        62,749                            0
c/o DLJ Merchant Banking II, Inc.
277 Park Avenue
New York, NY  10172

DLJ Merchant Banking Partners II-A, L.P.                       2,499                            0
c/o DLJ Merchant Banking II, Inc.
277 Park Avenue
New York, NY  10172

DLJ Offshore Partners II, C.V.                                 3,086                            0
c/o DLJ Merchant Banking II, Inc.
277 Park Avenue
New York, NY  10172

DLJ Diversified Partners, L.P.                                 3,669                            0
c/o DLJ Merchant Banking II, Inc.
277 Park Avenue
New York, NY  10172

DLJ Diversified Partners - A, L.P.                             1,362                            0
c/o DLJ Merchant Banking II, Inc.
277 Park Avenue
New York, NY  10172

DLJ Millennium Partners, L.P.                                  1,015                            0
c/o DLJ Merchant Banking II, Inc.
277 Park Avenue
New York, NY  10172

DLJ Millennium Partners - A, L.P.                                198                            0
c/o DLJ Merchant Banking II, Inc.
277 Park Avenue
New York, NY  10172

DLJ MB Funding II, Inc.                                       11,140                            0
c/o DLJ Merchant Banking II, Inc.
277 Park Avenue
New York, NY  10172

UK Investment Plan 1997 Partners                               1,660                            0
c/o DLJ Merchant Banking II, Inc.
277 Park Avenue
New York, NY  10172

DLJ EAB Partners, L.P.                                           282                            0
c/o DLJ Merchant Banking II, Inc.
277 Park Avenue
New York, NY  10172

DLJ ESC II, L.P.                                              11,833                            0
c/o DLJ Merchant Banking II, Inc.
277 Park Avenue
New York, NY  10172

DLJ First ESC, L.P.                                              121                            0
c/o DLJ Merchant Banking II, Inc.
277 Park Avenue
New York, NY  10172

Chase Equity Associates, L.P.                                      0                       66,409
270 Park Avenue
New York, NY  10172

Merrill Lynch KECALP L.P. 1997                                16,019                            0
KECALP Inc.
225 Liberty Street
New York, NY  10080
                                                                                     Common Stock
KECALP Inc.                                                    3,051                            0
c/o KECALP Inc.
225 Liberty Street
New York, NY  10080

ML IBK Positions, Inc.                                           853                            0
Joseph S. Valenti
c/o ML IBK Positions, Inc.
225 Liberty Street
New York, NY  10080-6114

                                                        ____________                  ___________
TOTAL                                                        441,896                       66,409

______

EXHIBIT B --INVESTORS COMMON STOCK WARRANT ACQUISITION AGREEMENT//
_________

              Stockholder                                Warrants to
              -----------                            Purchase Shares of Voting
                                                         Common Stock
                                                      -----------------

David V. Harkins                                                 1,481
The 1995 Harkins Gift Trust                                        165
Thomas R. Shepherd Money Purchase Pension Plan (Keogh              514
Scott A. Schoen                                                    987
C. Hunter Boll                                                     987
Scott M. Sperling                                                  494
Sperling Family Limited Partnership                                329
Anthony J. DiNovi                                                  823
Thomas M. Hagerty                                                  823
Warren C. Smith, Jr.                                               823
Seth W. Lawry                                                      247
Joseph J. Incandela                                                206
Kent R. Weldon                                                     123
Terrence M. Mullen                                                  62
Todd M. Abbrecht                                                    62
Wendy L. Masler                                                     34
Andrew D. Flaster                                                   34
First Trust Co. FBO Kristina A. Watts                               34
Charles W. Robins                                                   34
James Westra                                                        34
Charles A. Brizius                                                  62
                                                                  ----

TOTAL                                                            8,358
                                                                 _____


                                                  EXHIBIT C

                             TRANSFER RESTRICTED
                             -------------------
          THESE WARRANTS AND THE SECURITIES ISSUABLE UPON THE EXERCISE HEREOF HAVE NOT BEEN REGISTERED UNDER THE SECURITIES ACT OF 1933, AS AMENDED, OR ANY STATE SECURITIES LAWS AND MAY NOT BE OFFERED OR SOLD EXCEPT IN COMPLIANCE THEREWITH.

          THESE WARRANTS AND THE SECURITIES ISSUABLE UPON THE EXERCISE HEREOF ARE SUBJECT TO THE TERMS AND CONDITIONS, INCLUDING CERTAIN RESTRICTIONS ON TRANSFER, OF AN INVESTORS' AGREEMENT DATED AS OF JANUARY 21, 1998, AS AMENDED FROM TIME TO TIME, AND NONE OF SUCH SECURITIES, OR ANY INTEREST THEREIN, SHALL BE TRANSFERRED, PLEDGED, ENCUMBERED OR OTHERWISE DISPOSED OF EXCEPT AS PROVIDED IN THAT AGREEMENT. A COPY OF THE INVESTORS' AGREEMENT IS ON FILE WITH THE SECRETARY OF THE COMPANY AND WILL BE MAILED TO ANY PROPERLY INTERESTED PERSON WITHOUT CHARGE WITHIN FIVE (5) DAYS AFTER RECEIPT OF A WRITTEN REQUEST.


                     FORM OF FACE OF WARRANT CERTIFICATE

                         WARRANTS TO PURCHASE SHARES
                   OF FISHER SCIENTIFIC INTERNATIONAL INC.
                             VOTING COMMON STOCK

No.                                               Certificate for __ Warrants
    ---------


          This certifies that                   , or registered assigns,
                              -----------------
is the registered holder of the number of Warrants set forth above. Each Warrant entitles the holder thereof (a "Holder"), subject to the provisions contained herein and in the Common Stock Warrant Acquisition Agreement referred to below, to receive from Fisher Scientific International Inc., a Delaware corporation (the "Company"), one share of Voting Common Stock, par value $0.01 per share ("Voting Common Stock"), of the Company ("Shares"), at the exercise price (the "Exercise Price") of $48.25 per share, subject to adjustment upon the occurrence of certain events.

          This Warrant Certificate is issued under and in accordance with the Common Stock Warrant Acquisition Agreement, dated as of January 21, 1998 (the "Warrant Agreement"), between the Company and certain entities and persons named therein, and is subject to the terms and provisions contained in the Warrant Agreement, to all of which terms and provisions the Holder of this Warrant Certificate consents by acceptance hereof. The Warrant Agreement is hereby incorporated herein by reference and made a part hereof. Reference is hereby made to the Warrant Agreement for a full statement of the respective rights, limitations of rights, duties, obligations and immunities thereunder of the Company and the Holders of the Warrants. Terms defined in the Warrant Agreement are used herein as therein defined.

          The Warrants represented by this Warrant Certificate shall be exercisable prior to the close of business on the Expiration Date.

          The Exercise Price and the number of shares of Voting Common Stock issuable upon the exercise of each Warrant are subject to adjustment as provided in the Warrant Agreement.

          All Shares issuable by the Company upon the exercise of Warrants shall, upon such issue, be duly and validly issued and fully paid and nonassessable.

          In order to exercise a Warrant, the registered holder hereof must surrender this Warrant Certificate at the office of the Company, with the Exercise Subscription Form on the reverse hereof duly executed by the Holder hereof, with signature guaranteed as therein specified, together with any required payment in full of the Exercise Price then in effect for the Underlying Shares as to which the Warrant(s) represented by this Warrant Certificate are submitted for exercise, all subject to the terms and conditions hereof and of the Warrant Agreement. Any such payment of the Exercise Price shall be in accordance with Section 3.4(a) of the Warrant Agreement.

          The Company shall pay all issuance and transfer taxes and similar governmental charges that may be imposed on the Company in connection with the issuance of the Warrants or any securities deliverable upon exercise of Warrants. The Company shall not be required, however, to pay any tax or other charge imposed in connection with any transfer involved in the issue of any certificate for Underlying Shares or payment of cash to any person other than the Holder of a Warrant Certificate surrendered upon the exercise of a Warrant, and in case of such transfer or payment, the Company shall not be required to issue any stock certificate or pay any cash until such tax or other charge has been paid or it has been established to the Company's satisfaction that no such tax or other charge is due.

          Subject to compliance with the Warrant Agreement, this Warrant Certificate and all rights hereunder are transferable by the registered holder hereof, in whole or in part, on the register of the Company, upon surrender of this Warrant Certificate for registration of transfer at the office of the Company, duly endorsed by, or accompanied by a written instrument of transfer substantially in the form of the attached Form of Assignment or otherwise in a form satisfactory to the Company duly executed by, the Holder hereof or his attorney duly authorized in writing, with signature guaranteed. Upon any partial transfer, the Company will issue and deliver to such holder a new Warrant Certificate or Certificates with respect to any portion not so transferred.

          No service charge shall be made for any registration of transfer or exchange of the Warrant Certificates, but the Company may require payment of a sum sufficient to cover any tax or other governmental charge payable in connection therewith.

          Each Holder of this Warrant Certificate by taking or holding the same consents and agrees that this Warrant Certificate when duly endorsed in blank shall be deemed negotiable and that when this Warrant Certificate shall have been so endorsed, the Holder hereof may be treated by the Company and all other Persons dealing with this Warrant Certificate as the absolute owner hereof for any purpose and as the Person entitled to exercise the rights represented hereby, or to the transfer hereof on the register of the Company maintained by a Warrant agent, any notice to the contrary notwithstanding, but until such transfer on such register, the Company may treat the registered Holder hereof as owner for all purposes.

          This Warrant Certificate and the Warrant Agreement are subject to amendment as provided in the Warrant Agreement.

          All terms used in this Warrant Certificate and not defined herein that are defined in the Warrant Agreement shall have the meanings assigned to them in the Warrant Agreement.


Dated:                   1998
       -----------------
                              FISHER SCIENTIFIC INTERNATIONAL INC.


                              By:_____________________________
                                   Name:
                                        ----------------------
                                   Title:


                    FORM OF REVERSE OF WARRANT CERTIFICATE
                          EXERCISE SUBSCRIPTION FORM
                (To be executed only upon exercise of Warrant)



To:  FISHER SCIENTIFIC INTERNATIONAL INC.

          The undersigned irrevocably exercises             of the
                                                -----------
Warrants for the acquisition of one share of Voting Common Stock (subject to adjustment), par value $0.01 per share, of Fisher Scientific International Inc. (a "Share"), for each Warrant represented by the Warrant Certificate and herewith makes payment of $____ (such payment being in cash or by certified or official bank check payable to the order of Fisher Scientific International Inc.), all at the Exercise Price and on the terms and conditions specified in this Warrant Certificate and the Common Stock Warrant Acquisition Agreement therein referred to, surrenders this Warrant Certificate and all right, title and interest therein to Fisher Scientific International Inc. and directs that the Shares deliverable upon the exercise of such Warrants be registered or placed in the name and at the address specified below and delivered thereto.


Date:                 19__
      ---------------


                                   _______________________________(1)
                                   (Signature of Owner)


                                   _________________________________
                                   (Street Address)


                                  _________________________________
                                  (City)                 (State)   (Zip Code)


                                   Signature Guaranteed by:



                                   _________________________________


_________________
(1) Signature must correspond with the name as written upon the face of the within Warrant Certificate in every particular, without alteration or enlargement or any change whatever, and must be guaranteed by a financial institution satisfactory to the Company.

Securities and/or check to be issued to:


Please insert social security or identifying number:


Name:


Street Address:


City, State and Zip Code:


Any unexercised Warrants evidenced by the within Warrant Certificate to be issued to:


Please insert social security or identifying number:


Name:


Street Address:


City, State and Zip Code:


                                                  EXHIBIT D

                             TRANSFER RESTRICTED
                             -------------------
          THESE WARRANTS AND THE SECURITIES ISSUABLE UPON THE EXERCISE HEREOF HAVE NOT BEEN REGISTERED UNDER THE SECURITIES ACT OF 1933, AS AMENDED, OR ANY STATE SECURITIES LAWS AND MAY NOT BE OFFERED OR SOLD EXCEPT IN COMPLIANCE THEREWITH.

          THESE WARRANTS AND THE SECURITIES ISSUABLE UPON THE EXERCISE HEREOF ARE SUBJECT TO THE TERMS AND CONDITIONS, INCLUDING CERTAIN RESTRICTIONS ON TRANSFER, OF AN INVESTORS' AGREEMENT DATED AS OF JANUARY 21, 1998, AS AMENDED FROM TIME TO TIME, AND NONE OF SUCH SECURITIES, OR ANY INTEREST THEREIN, SHALL BE TRANSFERRED, PLEDGED, ENCUMBERED OR OTHERWISE DISPOSED OF EXCEPT AS PROVIDED IN THAT AGREEMENT. A COPY OF THE INVESTORS' AGREEMENT IS ON FILE WITH THE SECRETARY OF THE COMPANY AND WILL BE MAILED TO ANY PROPERLY INTERESTED PERSON WITHOUT CHARGE WITHIN FIVE (5) DAYS AFTER RECEIPT OF A WRITTEN REQUEST.


                     FORM OF FACE OF WARRANT CERTIFICATE

                         WARRANTS TO PURCHASE SHARES
                   OF FISHER SCIENTIFIC INTERNATIONAL INC.
                           NON-VOTING COMMON STOCK

No.                                               Certificate for __ Warrants
    ---------


          This certifies that                   , or registered assigns,
                              -----------------
is the registered holder of the number of Warrants set forth above. Each Warrant entitles the holder thereof (a "Holder"), subject to the provisions contained herein and in the Common Stock Warrant Acquisition Agreement referred to below, to receive from Fisher Scientific International Inc., a Delaware corporation (the "Company"), one share of Non-Voting Common Stock, par value $0.01 per share ("Non-Voting Common Stock"), of the Company ("Shares"), at the exercise price (the "Exercise Price") of $48.25 per share, subject to adjustment upon the occurrence of certain events.

          This Warrant Certificate is issued under and in accordance with the Common Stock Warrant Acquisition Agreement, dated as of January 21, 1998 (the "Warrant Agreement"), between the Company and certain entities and persons named therein, and is subject to the terms and provisions contained in the Warrant Agreement, to all of which terms and provisions the Holder of this Warrant Certificate consents by acceptance hereof. The Warrant Agreement is hereby incorporated herein by reference and made a part hereof. Reference is hereby made to the Warrant Agreement for a full statement of the respective rights, limitations of rights, duties, obligations and immunities thereunder of the Company and the Holders of the Warrants. Terms defined in the Warrant Agreement are used herein as therein defined.

          The Warrants represented by this Warrant Certificate shall be exercisable prior to the close of business on the Expiration Date.

          The Exercise Price and the number of shares of Non-Voting Common Stock issuable upon the exercise of each Warrant are subject to adjustment as provided in the Warrant Agreement.

          All Shares issuable by the Company upon the exercise of Warrants shall, upon such issue, be duly and validly issued and fully paid and nonassessable.

          In order to exercise a Warrant, the registered holder hereof must surrender this Warrant Certificate at the office of the Company, with the Exercise Subscription Form on the reverse hereof duly executed by the Holder hereof, with signature guaranteed as therein specified, together with any required payment in full of the Exercise Price then in effect for the Underlying Shares as to which the Warrant(s) represented by this Warrant Certificate are submitted for exercise, all subject to the terms and conditions hereof and of the Warrant Agreement. Any such payment of the Exercise Price shall be in accordance with Section 3.4(a) of the Warrant Agreement.

          The Company shall pay all issuance and transfer taxes and similar governmental charges that may be imposed on the Company in connection with the issuance of the Warrants or any securities deliverable upon exercise of Warrants. The Company shall not be required, however, to pay any tax or other charge imposed in connection with any transfer involved in the issue of any certificate for Underlying Shares or payment of cash to any person other than the Holder of a Warrant Certificate surrendered upon the exercise of a Warrant, and in case of such transfer or payment, the Company shall not be required to issue any stock certificate or pay any cash until such tax or other charge has been paid or it has been established to the Company's satisfaction that no such tax or other charge is due.

          Subject to compliance with the Warrant Agreement, this Warrant Certificate and all rights hereunder are transferable by the registered holder hereof, in whole or in part, on the register of the Company, upon surrender of this Warrant Certificate for registration of transfer at the office of the Company, duly endorsed by, or accompanied by a written instrument of transfer substantially in the form of the attached Form of Assignment or otherwise in a form satisfactory to the Company duly executed by, the Holder hereof or his attorney duly authorized in writing, with signature guaranteed. Upon any partial transfer, the Company will issue and deliver to such holder a new Warrant Certificate or Certificates with respect to any portion not so transferred.

          No service charge shall be made for any registration of transfer or exchange of the Warrant Certificates, but the Company may require payment of a sum sufficient to cover any tax or other governmental charge payable in connection therewith.

          Each Holder of this Warrant Certificate by taking or holding the same consents and agrees that this Warrant Certificate when duly endorsed in blank shall be deemed negotiable and that when this Warrant Certificate shall have been so endorsed, the Holder hereof may be treated by the Company and all other Persons dealing with this Warrant Certificate as the absolute owner hereof for any purpose and as the Person entitled to exercise the rights represented hereby, or to the transfer hereof on the register of the Company maintained by a Warrant agent, any notice to the contrary notwithstanding, but until such transfer on such register, the Company may treat the registered Holder hereof as owner for all purposes.

          This Warrant Certificate and the Warrant Agreement are subject to amendment as provided in the Warrant Agreement.

          All terms used in this Warrant Certificate and not defined herein that are defined in the Warrant Agreement shall have the meanings assigned to them in the Warrant Agreement.


Dated:                   1998
       -----------------
                              FISHER SCIENTIFIC INTERNATIONAL INC.


                              By:_____________________________
                                   Name:
                                   Title:


                    FORM OF REVERSE OF WARRANT CERTIFICATE
                          EXERCISE SUBSCRIPTION FORM
                (To be executed only upon exercise of Warrant)



To:  FISHER SCIENTIFIC INTERNATIONAL INC.

          The undersigned irrevocably exercises             of the
                                                -----------
Warrants for the acquisition of one share of Non-Voting Common Stock (subject to adjustment), par value $0.01 per share, of Fisher Scientific International Inc. (a "Share"), for each Warrant represented by the Warrant Certificate and herewith makes payment of $____ (such payment being in cash or by certified or official bank check payable to the order of Fisher Scientific International Inc.), all at the Exercise Price and on the terms and conditions specified in this Warrant Certificate and the Common Stock Warrant Acquisition Agreement therein referred to, surrenders this Warrant Certificate and all right, title and interest therein to Fisher Scientific International Inc. and directs that the Shares deliverable upon the exercise of such Warrants be registered or placed in the name and at the address specified below and delivered thereto.


Date:                 19__
      ---------------


                                   _______________________________(1)
                                   (Signature of Owner)


                                   _________________________________
                                   (Street Address)


                                   _________________________________
                                   (City)                   (State)   (Zip
                                   Code)


                                   Signature Guaranteed by:



                                   _________________________________


_________________
(1) Signature must correspond with the name as written upon the face of the within Warrant Certificate in every particular, without alteration or enlargement or any change whatever, and must be guaranteed by a financial institution satisfactory to the Company.

Securities and/or check to be issued to:


Please insert social security or identifying number:




Name:


Street Address:


City, State and Zip Code:


Any unexercised Warrants evidenced by the within Warrant Certificate to be issued to:


Please insert social security or identifying number:


Name:


Street Address:


City, State and Zip Code:


                              FORM OF ASSIGNMENT


          FOR VALUE RECEIVED the undersigned registered holder of the enclosed Warrant Certificate hereby sells, assigns, and transfers unto the Assignee(s) named below (including the undersigned with respect to any Warrants constituting a part of the Warrants evidenced by the enclosed Warrant Certificate not being assigned hereby) all of the rights of the undersigned under the enclosed Warrant Certificate, with respect to the number of Warrants set forth below:

                                   SOCIAL SECURITY
                                   OR OTHER
                                   IDENTIFYING
NAME OF                            NUMBER OF              NAME OF
ASSIGNEES            ADDRESS       ASSIGNEE(S)            WARRANTS
---------            -------       ---------------        --------


and does hereby irrevocably constitute and appoint Fisher Scientific International Inc. the undersigned's attorney to make such transfer on the books of Fisher Scientific International Inc. maintained for that purpose, with full power of substitution in the premises.



Date:                  19__
       ---------------

                         ___________________________________________________


                         (Signature of Owner)

                         _____________________________
                         (Street Address)

                         _____________________________
                         (City)               (State)    (Zip Code)

                         SIGNATURE GUARANTEED BY:



                         _____________________________




(1) The signature must correspond with the name as written upon the face of the within Warrant Certificate in every particular, without alteration or enlargement or any change whatever.